SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2003

MSX International, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-49821 (Commission File Number)	38-3323099 (I.R.S. Employer Identification No.)

22355 West Eleven Mile Road, Southfield, Michigan
(Address of Principal Executive Offices)

48034
(Zip Code)

(248) 299-1000
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release dated July 7, 2003
EX-99.2 Selected Portions of Information

Item 5. Other Events.

     On July 7, 2003, MSX International, Inc. (the “Company”) issued a press release regarding its proposed offer to sell approximately $100,000,000 principal amount of senior secured notes due 2007. The Company stated that it intends to use the proceeds of the offering to repay existing bank indebtedness. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference to this report.

     Attached as Exhibit 99.2 to the report are selected portions of information that the Company expects to disclose to prospective investors in connection with the offering.

Cautionary Note Regarding Forward-Looking Statements

     Except for historical information, all other information in this filing consists of forward-looking statements within the meaning of the federal securities laws. Forward-looking statements regarding management’s present plans or expectations for new product offerings, capital expenditures, sales-building, cost-saving strategies, and growth involve risks and uncertainties relative to return expectations and related allocation of resources, and changing economic or competitive conditions, as well as the negotiation of agreements with third parties, which could cause actual results to differ from present plans or expectations, and such differences could be material. Similarly, forward-looking statements regarding management’s present expectations for operating results and cash flow involve risks and uncertainties relative to these and other factors, such as the ability to increase revenues and/or to achieve cost reductions, which also would cause actual results to differ from present plans. Such differences could be material. Many of the forward-looking statements contained herein are a result of any number of factors, many of which are beyond the control of management. These important factors include: the Company’s leverage and related exposure to changes in interest rates; the Company’s reliance on major customers in the automotive industry and the timing of their product development and other initiatives; the market demand for the Company’s technical business services in general; the Company’s ability to recruit and place qualified personnel; delays or unexpected costs associated with cost reduction efforts; and risks associated with operating internationally, including economic, political and currency risks. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Item 7. Financial Statements and Exhibits.

     (b)  Exhibits.

99.1	Press Release dated July 7, 2003.

99.2	Selected portions of information that the Company expects to disclose to prospective investors in connection with the offering.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSX INTERNATIONAL, INC.

		By:	/s/ Frederick K. Minturn
		Name:	Frederick K. Minturn
		Title:	Executive Vice President and Chief Financial Officer
Date:	July 7, 2003

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated July 7, 2003.

99.2	Selected portions of information that the Company expects to disclose to prospective investors in connection with the offering.